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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 2, 1996 in the Registration Statement
(Form S-1) and related Prospectus of Intevac, Inc. for the registration of 2,587,500 shares of its common stock.

                                                               Ernst & Young LLP

San Jose, California
June 6, 1996